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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 14, 2001
                                                          --------------


                           CARAUSTAR INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       North Carolina                   0-20646                 58-1388387
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                           3100 Joe Jerkins Boulevard
                           Austell, Georgia 30106-3227
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.  Other Events.

         On March 14, 2001, Caraustar Industries, Inc. issued a press release announcing it is seeking to raise approximately $300.0 million through an institutional private placement of its senior subordinated notes. This press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Exhibits.

         Exhibit 99.1      Press Release dated March 14, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 14, 2001


                                    CARAUSTAR INDUSTRIES, INC.

                                    By: /s/ William A. Nix, III
                                       ----------------------------------------
                                       William A. Nix, III
                                       Treasurer


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